COMMITMENTS	12 Months Ended
Dec. 31, 2022
Disclosure of Commitments [abstract]
Commitments	COMMITMENTS
The Group has assumed certain contractual commitments to purchase clinker, which are effective through 2027. The estimated future cash flows amount to approximately 1,208,057 per year . The Group has also assumed commitments to purchase limestone up to 2025 for an annual average of 2.5 million.

In the ordinary course of business, to ensure the supply of key inputs, the Group has entered into contracts for the supply of gas, assuming payment commitments for a total amount of approximately 16,866.6 million, of which 8,427.2 million is payable during fiscal year 2023, 4,477.6 million during fiscal year 2024, and 3,961.8 million during 2025 and 2026.
In addition, the Group has entered into power supply agreements with certain suppliers for a total amount of 22,505.0 million, of which 2,503.0 million is payable during 2023 and 2024 respectively, and 17,499.0 million from 2025 to 2037.

During the fiscal years ended December 31, 2022 and 2021, the Group entered into product sales contracts under which it has undertaken to supply concrete and cement so that a third party can carry out residential projects in the province of Buenos Aires and the Autonomous City of Buenos Aires. The contracts provide that the Group shall collect a portion of the concrete sales in kind by receiving functional units of the real estate developments upon completion, for which the related agreements of sale have been signed. In addition, the contracts include various rights and obligations for the parties to ensure fulfilment of the main purpose of the contract, which is the purchase and sale of concrete.